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                                                                EXHIBIT 10.30.11

                             AMENDMENT NUMBER ELEVEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------

         THIS AMENDMENT NUMBER ELEVEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 31st day of March, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

         WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

         WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Holiday Inn Hotel in La Mirada, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

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             IN WITNESS WHEREOF, the undersigned have executed this
Amendment as of the date first written above.

                                 PLEDGOR

                                 /s/ Robert A. Alter
                                 -------------------
                                 Robert A. Alter

                                 /s/ Charles L. Biederman
                                 ------------------------
                                 Charles L. Biederman

                                 SECURED PARTY

                                 SUNSTONE HOTEL INVESTORS, L.P.
                                 a Delaware limited partnership

                                 By:      Sunstone Hotel Investors, Inc.
                                          a Maryland corporation,
                                          Its General Partner

                                          By: /s/ Robert A. Alter
                                              --------------------
                                               Robert A. Alter

                                          Its: President

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                                    EXHIBIT A
                                    ---------

                       Percentage Leases & Pledge of Units

Percentage                      Four       Number of    Third           Initials
Lease                           Months     Units        Anniversary     of
-----                           Base Rent  Pledged      Date            Pledgor
                                ---------  -------      ----            -------
Hampton Inn -                   $188,750   19,868       August 16, 1998     *
         Denver S.E., CO
Hampton Inn -                   $150,000   15,790       August 16, 1998     *
         Pueblo, CO
Courtyard by Marriott -         $135,000   14,211       August 16, 1998     *
         Fresno, CA
Hampton Inn -                   $158,667   16,702       August 16, 1998     *
         Mesa, AZ
Holiday Inn -                   $125,000   13,158       August 16, 1998     *
         Steamboat Springs, CO
Holiday Inn -                   $142,000   14,947       August 16, 1998     *
         Craig, CO
Holiday Inn -                   $ 53,333    5,614       August 16, 1998     *
         Provo, UT
Hampton Inn -                   $161,000   16,947       August 16, 1998     *
         Silverthorne, CO
Best Western -                  $220,000   23,158       August 16, 1998     *
         Santa Fe, NM
Hampton Inn -                   $132,000   13,895       August 16, 1998     *
         Arcadia, CA
Hampton Inn -                   $139,333   13,933       December 13, 1998   *
         Oakland, CA
Cypress Inn -                   $189,000   17,182       February 2, 1999    *
         Kent, WA
Cypress Inn -                   $107,917    9,811       February 2, 1999    *
         Poulsbo, WA


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
Percentage                      Four         Number of  Third           Initials
Lease                           Months       Units      Anniversary     of
-----                           Base Rent    Pledged    Date            Pledgor
                                ---------    -------    ----            -------
Cypress Inn -                   $  145,667    13,242    February 2, 1999     *
         Clackamas, WA
Cypress Inn -                   $  121,000    11,000    February 2, 1999     *
         Portland, OR
Courtyard By Marriott -         $  142,000    14,025    April 1, 1999        *
         Riverside, CA
Holiday Inn Select -            $  270,000    24,828    June 28, 1999        *
         Renton, WA
Comfort Suites -                $  240,000    24,615    August 13, 1999      *
         So. San Francisco, CA
Days Inn -                      $   90,000     9,231    August 13, 1999      *
         Price, UT
Residence Inn -                 $  100,000     9,524    September 20, 1999   *
         Highlands Ranch, CO
Holiday Inn -                   $  100,000     9,090    October 29, 1999     *
         Flagstaff, AZ
Holiday Inn -                   $  268,666    24,424    October 29, 1999     *
         Mesa, AZ
Hampton Inn -                   $  115,400    10,455    October 29, 1999     *
         Tucson, AZ
Radisson Suite -                $  363,400    29,665    December 19, 1999    *
         Oxnard, CA
Ramada Hotel -                  $  335,530    25,810    January 17, 2000     *
         Cypress, CA
Holiday Inn Harbor View -       $  289,033    22,233    January 17, 2000     *
         San Diego, CA
Hawthorn Suites -               $  367,533    26,479    March 10, 2000       *
         Kent, WA
Holiday Inn -                   $  501,992    38,232    March 31, 2000       *
         La Mirada, CA
COMBINED TOTALS:                $5,352,221   488,069

--------------------
* Initialed by Robert A. Alter



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